Inventory	6 Months Ended
Jun. 30, 2026
Inventory [Abstract]
Inventory	Inventory
The carrying amount as per June 30, 2026, of the bunker inventory on board of the vessels amounted to
$93.7 million (2025: $55.7 million), and the carrying amount of the lube oils amounted to $23.6 million as per June  30, 2026 (2025: $17.5 million).
The increase in bunker inventory is primarily driven by an increase in bunker prices as well as more vessels operating on the spot market.
Bunker expenses and consumed lubricants are recognized in profit or loss upon consumption. Bunker expenses are presented within voyage expenses (see Note 10), while lubricants are included within vessel operating expenses.
Other inventory as of June 30, 2026 amounts to $3.4 million (2025: $4.0 million) and relates to trucks purchased to be converted into hydro-trucks for resale and spare parts used for the con-version of regular engines to hydrogen-powered engines.